UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

NEW YORK COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-31565	06-1377322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit Securities SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Explanatory Note

On January 31, 2024, New York Community Bancorp, Inc. (“NYCB” or the “Company”) filed a Current Report on Form 8-K furnishing under Items 2.02 and 9.01 the Company’s press release announcing its unaudited financial results for the fourth quarter and fiscal year ended December 31, 2023 (the “Original Filing”). The full text of the press release was included as Exhibit 99.1 to the Original Filing.

This Amendment (this “Amendment”) to the Original Filing is being filed to reflect, among other things, (a) an adjustment related to a goodwill impairment, (b) certain measurement period adjustments impacting the Company’s bargain purchase gain and (c) an adjustment for a type 1 subsequent event, each as more fully described herein. Each of these adjustments were identified by NYCB’s management after the date of the Original Filing and as part of the Company’s customary procedures to finalize its financial statements for inclusion in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”).

Item 2.02.	Results of Operations and Financial Condition.

An updated presentation of the Company’s “Consolidated Statements of Condition”, “Consolidated Statements of (Loss) Income”, and “Reconciliations of Certain GAAP and Non-GAAP Financial Measures” is attached as Exhibit 99.1 to this Amendment and is incorporated herein by reference. The following is a summary of the adjustments.

The Company completed its goodwill impairment assessment on February 23, 2024 and management determined that Generally Accepted Accounting Principles required a “goodwill impairment” charge on the Company’s “Consolidated Statements of Income and Comprehensive Income” for the quarter and fiscal year ended December 31, 2023, resulting in a $2.4 billion decrease to the fourth quarter and annual net (loss) income available to common stockholders. The Company also adjusted the balances of “goodwill” on the “Consolidated Statements of Condition” as of December 31, 2023 for that same amount. The goodwill impairment has no impact on any of the Company’s regulatory capital ratios and does not have an impact on the Company’s compliance with covenants under any outstanding credit agreements. The impairment charge did not result in any current cash expenditures.

The Company utilized a market approach to estimate the fair value of its sole reporting unit as of December 31, 2023, related to identified triggering events. The Company’s assessment concluded that goodwill from historical transactions (2007 and prior) was fully impaired as of December 31, 2023, as confirmed by the Company’s current market capitalization.

The Company also recorded a measurement period adjustment related to fixed assets resulting in a net decrease of $19 million to the bargain purchase gain stemming from the Company’s acquisition of certain assets and liabilities of former Signature Bank through a Federal Deposit Insurance Corporation (“FDIC”)-facilitated transaction (the “Signature Transaction”) and a $10 million other noninterest expense related to the February 23, 2024 FDIC special assessment letter issued to certain banks to recover Deposit Insurance Fund losses.

Separately, as part of management’s assessment of the Company’s internal controls, management identified material weaknesses in the Company’s internal controls related to internal loan review, resulting from ineffective oversight, risk assessment and monitoring activities. Although assessment of the Company’s internal controls is not yet complete, the Company expects to disclose in the 2023 Form 10-K that its disclosure controls and procedures and internal control over financial reporting were not effective as of December 31, 2023. The Company’s remediation plan with respect to such material weaknesses is expected to be described in the 2023 Form 10-K.

On February 29, 2024, NYCB will file a Form 12b-25 with the SEC to report the late filing of its 2023 Form 10-K. Such Form 12b-25 is necessary for the Company to complete its work related to the evaluation and planning for remediation of the material weaknesses described above and other items included in this Amendment.

The Company will note that it has determined that it will be unable to file the 2023 Form 10-K with the SEC within the prescribed time period without unreasonable effort or expense. The Company expects to file its 2023 Form 10-K within the fifteen calendar day grace period provided by Form 12b-25.

The Company’s Board of Directors, Audit Committee and management have discussed the matters disclosed in this Amendment with KPMG LLP, the Company’s independent registered public accounting firm.

The information contained in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.06.	Material Impairments.

The information required by this Item 2.06 is included under Item 2.02 of this Amendment and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

The foregoing disclosures may include forward-looking statements by the Company pertaining to such matters as our goals, intentions, and expectations regarding the timeframe in which the Company expects to file its 2023 Form 10-K and the contents thereof; revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, the Signature Transaction, and our transition to a $100 billion plus bank.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios; changes in future allowance for credit losses requirements under relevant accounting and regulatory requirements; the ability to pay future dividends at currently expected rates; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and the Signature Transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023 and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this Amendment, during investor presentations, or in our other SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Presentation of Consolidated Statements of Condition, Consolidated Statements of (Loss) Income, and Reconciliations of Certain GAAP and Non-GAAP Financial Measures, for the fourth quarter and fiscal year ended December 31, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK COMMUNITY BANCORP, INC.
Date: February 29, 2024

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President and Director of Investor Relations